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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2008

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina               29625
    (Address of principal executive offices)                (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Compensatory Arrangements of Certain Officers.

On February 28, 2008, the Executive Committee of the Board of Directors of Hampshire Group, Limited (the "Company") adopted the Hampshire Group, Limited Long-Term Bonus Plan (the "Bonus Plan"). The purpose of the Bonus Plan is to promote the retention of certain key employees of the Company and its subsidiaries through the grant of cash awards.

The Bonus Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), who will be responsible for selecting individuals to participate in the Bonus Plan. Participation in the Bonus Plan will be limited to key employees of the Company and its subsidiaries. As of the date of adoption, each of the named executive officers of the Company, among other employees, were designated as participants by the Committee.

The Bonus Plan provides that on February 28, 2008, and on January 1 each calendar year thereafter, each participating employee will be granted a bonus award equal to a percentage, determined by the Committee at the time of grant, of such employee's annual target bonus. Subject to a participant's continued employment, a bonus award will vest as to 50% of such award on March 15 of the second calendar year following the calendar year in which the date of grant falls, and as to the remaining 50% of such award on March 15 of the third calendar year following the calendar year in which the date of grant falls. In addition, vesting of a bonus award will accelerate upon a change of control of the Company and upon a participant's retirement, at a time such Participant is age 62 or greater and has completed 5 or more years of service with the Company or its subsidiaries. Subject to applicable law, the portion of a bonus award that has vested will be paid to a participant in a lump sum cash payment on the first regularly scheduled payroll date following the vesting date applicable to such portion.

A copy of the Bonus Plan is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description
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10.1                Hampshire Group, Limited Bonus Plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HAMPSHIRE GROUP, LIMITED


                              By: /s/ Heath L. Golden
                                 -----------------------------------------------
                                 Name:   Heath L. Golden
                                 Title:  Vice President, General Counsel and
                                         Secretary

Dated:  March 4, 2008